EXHIBIT 99.1

February 20, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

RE:  WORLDWIDE FILM FUNDING, INC. (COMMISSION FILE NO. 0-50395)

Dear Sir/Madam:

We have read the comments in Item 4 of Form 8-K of Worldwide Film Funding, Inc., dated January 9, 2004 and agree with the statements relating only to Michaelson & Co., P.A. contained therein.

Sincerely,



Michaelson & Co., P.A.